Exhibit 23
                                                                      ----------


                          INDEPENDENT AUDITORS' CONSENT



HONEYWELL INC.


We consent to the incorporation by reference in this Registration Statement for the Honeywell Employee Stock and Incentive Plan of Honeywell Inc. on Form S-8 of our report dated February 12, 1997, appearing in the Annual Report on Form 10-K of Honeywell Inc. for the year ended December 31, 1996.




DELOITTE & TOUCHE LLP

Minneapolis, Minnesota
June 23, 1997